AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED APRIL 5, 2012

TO THE

PROSPECTUS DATED FEBRUARY 29, 2012

ABSOLUTE RETURN BULL BEAR BOND FUND (the “Fund”) (TICKER SYMBOLS: TBBIX, AABBX)

This Supplement, dated April 5, 2012, to the Fund’s Prospectus dated February 29, 2012, reflects a voluntary expense waiver and reimbursement by the investment adviser. Effective immediately, the Prospectus is hereby amended and supplemented to reflect the following changes:

Under “MORE ABOUT THE FUND”, the sub-section “Fund Management” on page 9 is updated to include the following paragraph immediately following the second paragraph:

Voluntary waivers.  The Adviser has voluntarily agreed to waive its investment advisory fee and/or pay expenses to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses to 0.90% and 1.15% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The voluntary waivers do not apply to Acquired Fund Fees and Expenses. The Adviser’s voluntary waiver and/or reimbursement may be discontinued at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE